                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                            INKSURE TECHNOLOGIES INC.
       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               ---------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------

          3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------

          5)   Total fee paid:

               ---------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

               1)   Amount previously paid:

               ---------------------------------------

               2)   Form, Schedule or Registration Statement No:

               ---------------------------------------

               3)   Filing party:

               ---------------------------------------

               4)   Date Filed:

               ---------------------------------------

                            INKSURE TECHNOLOGIES INC.
                              1770 N.W. 64TH STREET
                      SUITE 350, FORT LAUDERDALE, FL 33309

                                                                    May 23, 2007

Dear Stockholder,

     You are cordially invited to attend the 2007 annual meeting of Stockholders of InkSure Technologies Inc. (the "Company") to be held at 10:00 a.m., Eastern
Time, on Tuesday, June 26, 2007 at the offices of Mintz Levin Cohn Ferris
Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New
York, New York 10017 (the "Annual Meeting").

     At the Annual Meeting, the Company will ask you to (1) elect eight persons to the Company's Board of Directors, (2) amend the Company's Certificate of
Incorporation to increase the number of the authorized shares of common stock from 35,000,000 to 50,000,000, and (3) ratify the selection of Brightman Almagor
& Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals and such other business that may be transacted as may properly come before the Annual Meeting or any adjournment thereof.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares will be represented. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card, attached hereto as Appendix A, in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                                      Sincerely,

                                                      /s/ ELIE HOUSMAN
                                                      ----------------
                                                      ELIE HOUSMAN
                                                      CHIEF EXECUTIVE OFFICER

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                            INKSURE TECHNOLOGIES INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 2007

To the Stockholders of InkSure Technologies Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of InkSure Technologies
Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 26,
2007 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., The
Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017 at 10:00
a.m., Eastern Time, for the following purposes:

     1.   To elect eight members to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

     2.   To amend the Certificate of Incorporation of the Company to increase the number of the authorized shares of common stock by an additional
          15,000,000 shares, to an aggregate of 50,000,000 shares of common stock.

     3.   To ratify the selection of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountants.

     4.   To transact such other business as may be properly brought before the annual meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on April 27, 2007 as the record date for the determination of Stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

     You may vote if you were the record owner of the Company's stock at the close of business on April 27, 2007. A list of Stockholders of record will be available at the annual meeting and during the 10 days prior to the Annual
Meeting at the office of the Secretary at the above address.

     WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO
COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN
ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD ATTACHED HERETO AS APPENDIX
A. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE SHOULD YOU CHOOSE TO VOTE BY RETURNING YOUR PROXY VIA MAIL.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ MICKEY BRANDT
                                              -----------------
                                              MICKEY BRANDT
                                  VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                                          TREASURER AND SECRETARY

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING                        5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 8
MANAGEMENT                                                                    10
EXECUTIVE COMPENSATION                                                        14
DIRECTOR COMPENSATION                                                         16
REPORT OF AUDIT COMMITTEE                                                     18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                       18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                18
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS                                    19
CODE OF CONDUCT AND ETHICS                                                    21
OTHER MATTERS                                                                 21
STOCKHOLDER PROPOSALS                                                         21
INCORPORATION OF DOCUMENTS BY REFERENCE                                       23
APPENDIX A                                                                   A-1
APPENDIX B                                                                   B-1
APPENDIX C                                                                   C-1

                            INKSURE TECHNOLOGIES INC.
                              1770 N.W. 64TH STREET
                       SUITE 350 FORT LAUDERDALE, FL 33309
                                 (954) 772-8507

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InkSure Technologies Inc. (the "Company"), a Delaware
corporation, of proxies, in the accompanying form, to be used at the 2007 annual meeting of Stockholders to be held on Tuesday, June 26, 2007 at 10:00 a.m.,
Eastern Time, at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.,
The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, and
any adjournments thereof (the "Annual Meeting"). These proxy materials are being mailed to all Stockholders entitled to notice of and to vote at the Annual
Meeting on or about May 23, 2007. A copy of our Annual Report on the form of
Form 10-KSB, which includes our financial statements for the fiscal year ended
December 31, 2006, as amended, accompanies this Proxy Statement. Exhibits to that form are not enclosed. However, that form includes a list briefly describing all of those exhibits. You can also find a copy of our 2006 Annual
Report on Form 10-KSB, as amended, on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov or through the Investor section of our website at www.inksure.com. In addition, we will furnish a copy of an exhibit to the form to a shareholder upon written request to us and payment of a fee to cover our expenses in furnishing that exhibit.

SUMMARY OF PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS

     To elect the eight nominees for directors named herein to our Board of
Directors. Each director will be elected to a one-year term and will hold office until the 2008 annual meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON
            STOCK

     On May 11, 2007, the Board of Directors approved the amendment of the
Certificate of Incorporation of the Company to increase the number of the authorized shares of common stock by an additional 15,000,000 shares of common stock, to an aggregate of 50,000,000 shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
            ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Brightman
Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the
Company's independent public accountants for the fiscal year ending December 31,
2007. Brightman Almagor & Co. has served as our independent registered public accounting firm since 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

PROXIES

     Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided.
Proxies will be voted in accordance with such holders' directions. If no directions are given, proxies will be voted "FOR" the election of the eight nominees for director named herein, and "FOR" ratification of the appointment
Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountant. However, if no directions are given with respect to Proposal 2 on the approval of the amendment of the Certificate of Incorporation, then such proxies will be voted "AGAINST" the amendment of the
Certificate of Incorporation to increase the number of the authorized shares of common stock of the Company to 50,000,000.

     As to other business that may come before the Annual Meeting, votes will be cast in accordance with the judgment of the person or persons named in the proxy. The Board of Directors knows of no other business to be presented at the
Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any
Stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

ESTABLISHING A QUORUM

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

STOCKHOLDERS ENTITLED TO VOTE

     The close of business on April 27, 2007 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Annual
Meeting. As of the close of business on April 27, 2007, the Company had
15,915,441 shares of common stock outstanding and entitled to vote. Holders of common stock are entitled to one vote per share on all matters to be voted on by
Stockholders.

VOTES REQUIRED, BROKER NON-VOTES AND ABSTENTIONS

     Nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the election in person or by proxy. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. The proposal to amend the Company's Certificate of Incorporation to increase the number of the authorized shares of common stock requires the affirmative vote of a majority of the outstanding common stock having voting power present, in person or represented by proxy. The proposal to ratify the
Company's independent auditors requires the affirmative vote of a majority of the votes present, in person or represented by proxy and entitled to vote at the
Annual Meeting. Stockholders who abstain from voting as to a particular matter will not be counted as votes in favor of that matter. Accordingly, abstentions will have the effect of a "NO" vote on the second and third proposals.

     If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions.
However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. "Broker non-votes" will have no effect on the results of the first and third proposals and will be treated as votes against the second proposal.

COSTS OF SOLICITATION OF PROXIES

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

     The Annual Report to Stockholders for the fiscal year ended December 31,
2006 on Form 10-KSB, as amended, is available on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov or through the Investor section of our website at www.inksure.com.

     In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the
Company or brokers holding shares on behalf of Stockholders to send a single set of the Company's annual report and proxy statement to any household at which two or more of the Company's Stockholders reside, if either the Company or the brokers believe that the Stockholders are members of the same family. This practice, referred to as "householding," benefits both Stockholders and the
Company. It reduces the volume of duplicate information received by Stockholders and helps to reduce the Company's expenses. The rule applies to the Company's annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from the Company that communications to their addresses will be "householded," the practice will continue until
Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

     Stockholders whose households received a single set of disclosure documents this year, but who would prefer to receive additional copies, may contact the
Company's transfer agent, Pacific Stock Transfer Company, by calling (702) 361-
3033.

     Stockholders who do not wish to participate in "householding" and would like to receive their own sets of the Company's annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another Stockholder of the Company and who would like to receive only a single set of the Company's annual disclosure documents, should follow these instructions:

          o    Stockholders whose shares are registered in their own name should contact the Company's transfer agent, Pacific Stock Transfer
               Company, and inform them of their request by calling (702)
               361-3033 or writing to Pacific Stock Transfer Company at 500 E.
               Warm Springs Road, STE 240, Las Vegas, NV 89119.

          o    Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

DISSENTERS' RIGHTS

     Under Delaware law, Stockholders are not entitled to dissenters' rights of appraisal on any proposal referred to herein.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the April 27,
2007, concerning the beneficial ownership of voting securities of (i) each current member of the board of directors, (ii) certain highly compensated officers, (iii) all of our directors and executive officers as a group, and (iv)
each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings.

     As of the April 27, 2007, we had 15,915,441 shares of common stock outstanding.

                                                          AMOUNT OF SHARES      PERCENTAGE
                                                         BENEFICIALLY OWNED(1)     OWNED
                                                             ------------      ------------

DIRECTORS AND EXECUTIVE OFFICERS**

Elie Housman(2)                                                 1,416,571               8.9%
Yaron Meerfeld(3)                                                 847,751              5.32%
Albert Attias(4)                                                   94,000                 *
Philip M. Getter(5)                                               139,765                 *
David W. Sass(6)                                                  101,353                 *
Pierre L. Schoenheimer(7)                                         242,500              1.52%
Randy F. Rock                                                           0                 *
Samuel N. Seidman                                                       0                 *

Executive officers and directors as a group (8 persons)         2,841,940             17.85%

5% STOCKHOLDERS

ICTS International N.V. (8)                                     5,146,630             32.33%
Smithfield Fiduciary LLC (9)                                    1,566,667              9.84%
James E. Lineberger (10)                                        1,294,050              8.13%

------------------------

*    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

**   Except as otherwise indicated, the address of each beneficial owner is c/o
     InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort
     Lauderdale, FL 33309

     (1)  Beneficial ownership is determined in accordance with the rules of the
          SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of April 27, 2007.
          Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned.

     (2)  Includes 1,043,859 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 27, 2007.

     (3)  Includes 362,157 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 27, 2007.

     (4)  Includes 94,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April
          27, 2007.

     (5)  Includes 103,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 27, 2007.

     (6)  Includes 94,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April
          27, 2007.

     (7)  Includes 10,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April
          27, 2007 and 232,500 shares of common stock held by Plampton Ltd., of which Mr. Schoenheimer is a majority shareholder. The information regarding the holding of shares of common stock is based solely on a
          Form 4 filed by Mr. Schoenheimer with the SEC on April 5, 2007, which reported ownership as of March 30, 2007.

                                        8

     (8)  Includes 544,118 shares of common stock beneficially owned by
          ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, N.V.;
          3,095,218 shares of common stock and warrants to purchase 631,075 shares of common stock which are exercisable within 60 days of April
          27, 2007 and are beneficially owned by ICTS Information Systems, B.V., a wholly owned subsidiary of ICTS International, Inc.; and 876,219 shares of common stock owned by ICTS International N.V. ICTS
          Information Systems, B.V.'s address is One Rockefeller Plaza, Suite
          2412, New York, NY 10020 and ICTS International N.V.'s address is
          Biesbosch 225, 1181 JC Amstelveen, The Netherlands. The information regarding the holding of shares of common stock is based on a Schedule
          13D (Amendment No. 4) filed by ICTS International, N.V. and ICTS-USA,
          Inc. with the SEC on April 10, 2007, which reported ownership as of
          April 10, 2007, and the Company's records.

     (9)  Includes 1,566,667 shares of common stock underlying convertible notes which are currently convertible within 60 days. Smithfield Fiduciary
          LLC's address is c/o Highbridge Capital Management, LLC, 9 West 57th
          Street, 27th Floor, New York, New York 10019.

     (10) Includes 114,000 shares of common stock underlying options which are currently exercisable or exercisable within 60 days owned by James E.
          Lineberger; 100,000 shares of common stock owned by the James E.
          Lineberger IRA; 457,619 shares of common stock, 255,744 shares of common stock underlying a warrant, which is currently exercisable or exercisable within 60 days, and 100,000 shares of common stock underlying convertible notes, which are currently convertible or convertible within 60 days, held by the Irrevocable Trust of James E.
          Lineberger u/a 12/17/98; 113,235 shares of common stock and 153,452 shares of common stock underlying a warrant, which is currently exercisable or exercisable within 60 days, held by L&Co., LLC. Mr.
          Lineberger is the Managing Member of Lineberger & Co., LLC.
          Lineberger & Co., LLC is the Manager of L & Co., LLC. Mr.
          Lineberger has no pecuniary interest in such securities owned by L
          & Co., LLC. The address of Mr. Lineberger, the James E. Lineberger
          IRA, L&Co., LLC, Lineberger & Co., LLC and Irrevocable Trust
          of James E. Lineberger u/a 12/17/98 is c/o Lineberger & Co., LLC,
          1120 Boston Post Road, Darien, CT 19803. The information is based on
          Form 4 filed by James E. Lineberger with the SEC on December 11, 2006,
          December 7, 2006 and November 29, 2006, and the Company's records.

                                   MANAGEMENT

BOARD OF DIRECTORS

     Under the Company's Bylaws, the number of members of the Company's Board of
Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their respective earlier death, resignation or removal.

     The Board of Directors has voted to set the size of the Board of Directors at eight and nominated Elie Housman, Yaron Meerfeld, Alber Attias, Philip M.
Getter, David W. Sass, Pierre L. Schoenheimer, Randy F. Rock and Samuel N.
Seidman for election at the Annual Meeting for a term of one year to serve until
2008 annual meeting of Stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

     The following table sets forth certain information concerning our executive officers and directors, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, their education and the names of other public companies in which such persons hold directorships as of April 27, 2007:

NAME                        AGE   POSITION
---------                  ----   ---------------

EXECUTIVE OFFICERS
  Elie Housman              70    Chief Executive Officer, Chairman and Director
  Yaron Meerfeld            47    Chief Operating Officer and Director

NON-EMPLOYEE DIRECTORS
  Albert Attias             78    Director
  Philip M. Getter          69    Director
  David W. Sass             71    Director
  Pierre L. Schoenheimer    73    Director
  Randy F. Rock             55    Director
  Samuel N. Seidman         73    Director

     ELIE HOUSMAN joined us in February 2002 as chairman and as a director. As of May 2005, he was also appointed as our chief executive officer. At present,
Mr. Housman is a director of ICTS International, N.V., a prominent aviation security company listed on the OTC Bulletin Board (ICTSF.OB). In addition, Mr.
Housman serves as a director for a number of privately held companies in the
United States. Mr. Housman holds a B.A. and M.A. in economics from The New
School for Social Research.

     YARON MEERFELD joined us in November 2001 as chief executive officer and as a director. As of May 2005, he resigned as the chief executive officer and was appointed as our chief operating officer. Prior to joining us, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as managing director of Kromotek,
Inc. and as the vice president for Sales and Marketing at SuperCom Ltd. Mr.
Meerfeld holds a B.Sc. in Economics and Business from Bar Ilan University and an
M.B.A. from Tel Aviv University in Israel.

     ALBERT ATTIAS joined us in March 2002 as a director. Since September 1996,
Mr. Attias has been the president of The El-Ad Group, Ltd. and also served as a director of The El-Ad Group, Ltd. until 2004. Prior to September 1996, Mr.
Attias was Deputy General Manager in the Mercantile Discount Bank, Ltd. in Tel
Aviv for twelve years. Previously, Mr. Attias worked at Barclays Bank.

     PHILIP M. GETTER joined us in January 2004 as a director and serves as the chairman of our Audit Committee. From December 2000 until 2004, Mr. Getter was a partner of DAMG Capital LLC, an investment bank and, since 1985, he has been the managing member of GEMPH Development LLC, a private advisory firm. Mr. Getter has more than 30 years of experience in the securities industry and he currently serves as a director and chairman of the Audit Committees of ICTS International,
N.V., a prominent aviation security company listed on the OTC Bulletin Board
(ICTSF.OB), and EVCI Career Colleges Incorporated, which is listed on The Nasdaq
Capital Market and the Boston Stock Exchange (EVCI). He has been a member of the
League of American Theatres and Producers, serves as advisor to the American
Theatre Wing and is a Trustee of the Kurt Weill Foundation for Music. Mr. Getter
has produced events for Broadway, film and television. Mr. Getter received his
B.S. in Industrial Relations from Cornell University.

                                       10

     DAVID W. SASS joined us in February 2003 as a director. Mr. Sass was the secretary and a director of Pioneer Commercial Funding and a director and officer of several other private companies. For the past 46 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International
N.V., a prominent aviation security company listed on the OTC Bulletin Board
(ICTSF.OB), and an honorary trustee of Ithaca College. Mr. Sass holds a B.A.
from Ithaca College, a J.D. from Temple University School of Law and an LL.M. in taxation from New York University School of Law.

     PIERRE L. SCHOENHEIMER has been a director of the company since August
2006. Mr. Schoenhiemer is the managing director of Radix Organization, Inc., a private investment banking firm, which he founded in 1970. He is a director of
Atelier 4, a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. From January 1998 until
December 2005, Mr. Schoenheimer was a principal of Radix Capital Management,
LLC, a General Partner in the Austin Capital & Radix Sterling Fund, Ltd., a
Fund of Hedge Funds, which he also co-founded. Mr. Schoenheimer holds a B.A.
from the New England College B.A., a M.S. in Business from Columbia University and participated in the Owner/President Management Program (OPM) at Harvard
University.

     RANDY F. ROCK has been a director of the company since February 2007. He is a partner at G.C. Andersen Partners, LLC, a private merchant banking and advisory firm and has over 25 years of experience in capital-raising, complex restructuring and advisory and agency services for a broad range of companies, both in size and industry. Before joining G.C. Andersen Partners in February
2004, Mr. Rock was a managing director at Ryan Beck & Co. Mr. Rock received his B.A., CUM LAUDE, from Columbia College and his J.D. from Columbia University
School of Law.

     SAMUEL N. SEIDMAN has been a director of the company since March 2007. Mr.
Seidman presently is the president, chief executive officer and chairman of the board of directors of Productivity Technologies, Inc., a public company which produces automation systems for the metal forming industry, and fabricates electrical control panels. He has served as director of the Asian International
Bank, AMREP Corporation (NYSE), Kane Miller Corporation (NYSE), Harken Oil and
Gas (OTC), Morse Electro Products Corporation (OTC), The Penn Corporation (OTC),
Pennsylvania Engineering Corporation (AMEX), Scanforms, Inc. (OTC), The Summit
Organization, Inc. (AMEX), SES, Inc. (a joint venture with Shell Oil Company),
Universal Container Corporation (OTC). He also has served as chairman of the board of directors of Victoria Station Corporation (OTC) and the chairman of the board of directors of Crystal Oil Company (OTC). He has served as Chairman,
Economic Development Committee, the City Club of New York, as trustee, and
Member of the Finance Committee, the Brookdale University Hospital and Medical
Center. He has been a member of the board of advisors and Contributors, JOURNAL
OF ACCOUNTING, AUDITING, AND FINANCE; the Philippine Committee of the Asia
Society; the International Economists Club of New York; the American Economic
Association; and The University Club. Mr. Seidman received a B.A. from Brooklyn
College and a Ph.D. in Economics from New York University.

     As our common stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company's directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, we have adopted the definition of "independent director" set forth in the
Marketplace Rules of The Nasdaq Stock Market and the relevant securities laws and regulations regarding the independence of directors. The Nasdaq listing standards define an "independent director" generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. Consistent with these standards, the Company believes that Philip M. Getter, the chairman of the audit committee, David W. Sass, Albert Attias, Pierre Lucien
Schoenheimer, a member of the compensation committee, Randy F. Rock, the chairman of the compensation committee, and Samuel N. Seidman, a member of the audit committee, are independent directors.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     MEETING ATTENDANCE. During the fiscal year ended December 31, 2006, our
Board of Directors held five meetings, and the various committees of the Board of Directors held a total of six meetings during the fiscal year 2006. For purposes of this measurement, meetings do not include actions taken by unanimous written consent. No director attended fewer than 75% of the total number of meetings of the Board of Directors or of committees of the Board of Directors on which he served during this time period. The Company does not have a policy with regard to attendance at the annual meeting by the Company's directors. However, all of the members of our Board of Directors attended the annual meeting held last year.

                                       11

     AUDIT COMMITTEE. During the fiscal year ended December 31, 2006, there were four meetings of the Audit Committee. The Audit Committee currently has two members: Messrs. Philip M. Getter (Chairman) and Samuel N. Seidman, each of whom satisfies the current independence standards promulgated by the Securities and
Exchange Commission and the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Audit Committee's role and responsibilities are set forth in a written charter and include the authority to make recommendations to the Board of Directors regarding the appointment or termination of the independent auditors, review the annual financial statements and the unaudited interim financial statements, review the integrity of the financial reporting processes, both internal and external, consider matters relating to accounting principles and practices and internal controls and review the scope of annual audits. The Board of Directors has determined that Philip M.
Getter is an "audit committee financial expert" as the SEC has defined that term in Item 407 of Regulation S-B of the Securities Act.

     COMPENSATION COMMITTEE. During the fiscal year ended December 31, 2006, there were two meeting of the Compensation Committee. The Compensation Committee
currently has two members, Messrs. Randy F. Rock (Chairman) and Pierre L.
Schoenheimer. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. All members of the compensation Committee qualify as independent directors under the definition promulgated by the Securities and
Exchange Commission and the Nasdaq Stock Market.

     EXECUTIVE COMMITTEE. The Executive Committee did not meet during the fiscal year ended December 31, 2006. The Executive Committee had four members: Mr. Elie
Housman, Mr. James E. Lineberger, Mr. Philip M. Getter and Mr. Yaron Meerfeld.
The Executive Committee shall have all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company;
provided that the Executive Committee thereafter shall report all of its actions to the Board of Directors; and further provided, however, that the Executive
Committee shall not have the power to do the following: (i) amend the
Certificate of Incorporation of the Company; (ii) adopt an agreement of reorganization, merger or consolidation; (iii) recommend to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets; (iv) recommend to the Stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the By-Laws of the Company; (vi) declare dividends; (vii) approve the Company's annual budget; (viii) issue stock or other equity securities of the Company; or (ix) any other action required to be taken by the full Board of Directors by the Delaware General Corporate Law.

     NOMINATION FOR DIRECTORS. The company does not have a standing nominating committee or a charter. The Board of Directors has not established a nominating committee primarily because the current composition and size of the Board of
Directors permits candid and open discussion regarding potential new members of the Board of Directors. The entire Board of Directors currently operates as the nominating committee for the Company. There is no formal process or policy that governs the manner in which the Company identifies potential candidates for the
Board of Directors. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the Board of
Directors, including the candidate's knowledge of the Company and its business, the candidate's business experience and credentials, and whether the candidate would represent the interests of all the Company's Stockholders as opposed to a specific group of Stockholders. The Company does not have a formal policy with respect to its consideration of Board of Directors nominees recommended by
Stockholders of the Company. However, the Board of Directors will consider candidates recommended by Stockholders on a case-by-case basis. A Stockholder who desires to recommend a candidate for nomination to the Board of Directors to be considered for inclusion in the proxy statement relating to the Company's annual meeting of Stockholders to be held in 2008, should do so in writing to be received by the Company at 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL
33309, Attn: Chief Financial Officer, no later than January 31, 2008.

STOCKHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Generally, Stockholders who have questions or concerns should contact our
Investor Relations Consultant, R. Jerry Faulkner at R.J. Faulkner & Company,
Inc. at (800) 377-9893. Alternatively a Stockholder may contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial
Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort
Lauderdale, FL 33309. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate depending on the facts and circumstances outlined in the communication received.

                                       12

EXECUTIVE OFFICERS

     NAME              AGE      POSITION
     -------------     ---      ----------------------------------------------------------------

     Mickey Brandt      51      Chief Financial Officer, Vice President, Secretary and Treasurer

     MICKEY BRANDT C.P.A. joined us in September 2006 as vice president, chief financial officer, secretary and treasurer. From March 2000 until September
2006, he was the chief financial officer of Mofet Venture Capital Fund, an
Israeli venture capital fund that trades on the Tel Aviv Stock Exchange (TASE:
MOFT). At Mofet, he was responsible for all financial activities of the fund and provided financial assistance and advice to the fund's portfolio companies. Mr.
Brandt is a Certified Public Accountant (Israel) and holds a B.A. in Accounting and Economics from Tel Aviv University and an M.B.A. from the Graduate School of
Business Administration of Northeastern University in Boston.

                                       13

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2006 and 2005 to (1) our Chief Executive Officer
and (2) our two most highly compensated executive officers, other than our Chief
Executive Officer, who earned more than $100,000 during the fiscal year ended
December 31, 2006. The table includes an additional executive who would have been among the two most highly compensated executive officers, other than our
Chief Executive Officer, except for the fact that he was not serving as an executive officer of the Company as of the end of December 31, 2006.

                                                             BONUS       OPTION
                                                              ($)        AWARDS       ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY ($)     (1)         ($)       COMPENSATION ($)  TOTAL ($)
---------------------------         -------     -------     -------     -------     --------------    -------

Elie Housman,                          2005     110,000           -           -              -        110,000
CHIEF EXECUTIVE
OFFICER                                2006     120,000           -      87,600              -        207,600

Yaron Meerfeld,                        2005     142,000           -           -         12,000(2)     154,000
CHIEF OPERATING
OFFICER                                2006     145,000           -     107,800         12,000(2)     264,800

Mickey Brandt,                         2005           -           -           -              -              -
VICE PRESIDENT, CHIEF FINANCIAL
OFFICER, SECRETARY AND                 2006      52,000                  25,300          4,000(2)      81,300
TREASURER (3)

Eyal Bigon,                            2005     128,000           -           -         12,000(2)     140,000
VICE PRESIDENT, CHIEF
FINANCIAL OFFICER, SECRETARY           2006     104,000           -           -          8,000(2)     112,000
AND TREASURER(4)

(1)  We have not paid nor will we pay any cash bonuses for 2005 and 2006 performance.
(2)  Reflects expenses incurred by the Company in connection with leasing and using a car.
(3)  Mr. Brandt commenced employment with us on July 13, 2006. His annual salary for fiscal year 2006 was $52,000.
(4)  Mr. Eyal Bigon's last date of employment as our Chief Financial Officer,
     Secretary and Treasurer was August 30, 2006.

EMPLOYMENT AGREEMENTS

     On May 23, 2005, the Company's Board of Directors appointed Elie Housman, chairman of the Company, to the position of chief executive officer of the
Company. Mr. Housman has remained chairman and a director of the Company. Mr.
Housman has an employment agreement with the Company. The agreement provides for an annual base salary of $120,000. Pursuant to the agreement, Mr. Housman has been granted an option to purchase 250,000 shares of the Company's common stock, which options expire five years from the date of grant and are exercisable at a price per share of $1.30. The agreement will expire in February 2008 and either party may terminate the agreement on ten days' prior written notice or upon the occurrence of certain events constituting cause or good reason. In the event the agreement is terminated without cause or good reason, Mr. Housman would be entitled to a lump sum severance payment equal to Mr. Housman's annual base salary. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses, confidentiality and non-competition.

                                       14

     On May 23, 2005, the Company's Board of Directors appointed Yaron Meerfeld the to the position of chief operating officer of the Company, effective as of the date of Mr. Meerfeld's resignation as the chief executive officer of the
Company. Mr. Meerfeld remains a director of the Company. Mr. Meerfeld has an employment agreement with the Company. The agreement provides for an annual base salary of $108,000, plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Meerfeld may terminate the agreement on180 days' prior written notice and the Company may terminate the agreement on270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     On July 17, 2006, the Company entered into an employment agreement with
Mickey Brandt, the chief financial officer, vice-president, secretary and treasurer of the Company. The agreement provides for an annual base salary of
$100,000, plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Brandt may terminate the agreement on 90 days'
prior written notice and the Company may terminate the agreement on 90 days'
prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses, confidentiality and non-competition.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table shows stock option awards outstanding on the last day of the fiscal year ended December 31, 2006 for each of the executive officers named in the Summary Compensation Table.

                                                       Option Awards
                       ----------------------------------------------------------------------------
                                                     Equity Incentive
                         Number        Number of       Plan Awards:
                           of         Securities        Number of
                       Securities     Underlying        Securities
                       Underlying     Unexercised       Underlying
                      Unexercised       Options         Unexercised
                        Options           (#)             Unearned       Option Exercise    Option
                          (#)        Unexercisable         Options            Price       Expiration
Name                  Exercisable         (2)                (#)               ($)           Date
---------------        ---------      ---------            ---------        ---------      --------
(a)                       (b)             (c)                 (d)              (e)           (f)

Elie Housman(1)          478,467              -                 -             0.966        02/2009
                         200,000                                -             0.8          02/2019
                          50,000                                -             1.25         09/2009
                         125,000        125,000(3)              -             1.3          05/2010
                          43,334         21,666(4)              -             2.56         01/2001

Yaron Meerfeld(1)        200,000                                -             0.8          09/2009
                          50,000                                -             1.25         05/2010
                          53,333         26,667(5)              -             2.56         01/2011

Mickey Brandt(1)               -        100,000(6)              -             1.65         07/2011

Eyal Bigon(1)                  -              -                 -             -                  -

(1)  The options were granted pursuant to our 2002 Employee, Director and
     Consultant Stock Plan.
(2)  The outstanding option agreements issued under the Company's 2002 Employee,
     Director and Consultant Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.
(3)  125,000 options will vest on May 19, 2007.
(4)  21,666 options will vest on December 1, 2008.
(5)  26,667 options will vest on January 12, 2008.
(6)  33,333 options will vest on each of July 17, 2007, July 17, 2008 and 33,334 options will vest on July 17, 2009.

                                       15

                              DIRECTOR COMPENSATION

     The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2006:

                                   FEE EARNED
                                   OR PAID IN     OPTION           ALL OTHER
                                     CASH         AWARDS         COMPENSATION
NAME                                  ($)           ($)               ($)        TOTAL ($)
----------------                    --------     --------           --------     --------

PHILIP M. GETTER                        -          56,800               -          56,800

ALBERT ATTIAS                           -          37,800               -          37,800

DAVID W. SASS                           -          37,800               -          37,800

PIERRE L. SCHOENHEIMER(1)               -          11,000               -          11,000

JAMES E. LINEBERGER(2)                  -          45,700               -          45,700

MICHAEL ACKS(3)                         -          42,600               -          42,600

(1)  Mr. Schoenheimer joined our Board of Directors on August 22, 2006.
(2)  Mr. Linberger resigned from our Board of Directors on March 26, 2007.
(3)  Mr. Acks resigned from our Board of Directors on February 16, 2007.

     The following is a description of the standard compensation arrangement under which our directors are compensated for their service as directors, including as members of the various committees of our board. The Company's policy is to pay no cash compensation to members of the Board of Directors for attendance at Board of Directors meetings or committee meetings.

     Directors are entitled to receive options under the Company's 2002
Employee, Director and Consultant Stock Option Plan. On February 1, 2006, the
Company granted options to purchase shares of common stock to each of its non-employee directors for the fiscal year ended December 31, 2006. Each director received a base quantity of 24,000 options and additional options based on such person's membership in committees of the Board of Directors except for
Mr. Schoenheimer. A chairman of a board's committee is entitled to an additional
6,000 options and a member of a board's committee is entitled to an additional
3,000 options. The exercise price of such options was $2.65, the closing market price of our common stock on the date of grant, February 1, 2006, as reported by the Over the Counter Bulletin Board. Such options become exercisable on the first anniversary of the date of grant. During fiscal year 2006, Messrs. Getter
(Chairman), Lineberger, and Acks were members of our Audit Committee, Messrs.
Attias, Getter (Chairman) and Sass were members of the Compensation Committee and Messrs. Lineberger and Getter were non-employee members of our Executive
Committee. Mr. Schoenheimer joined our board of directors on August 22, 2006 and received 10,000 options on the same date. The exercise price of such options was
$1.85, the closing market price of our common stock on the date of the grant, as reported by the over the Counter Bulletin Board. Such options became exercisable on February 1, 2007.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides certain aggregate information with respect to our existing compensation plans as of December 31, 2006. Our stockholder-approved equity compensation plan consists of the 2002 Employee,
Director and Consultant Stock Option Plan. We have a number of options and warrants which were granted pursuant to equity compensation plans not approved by security holders and such securities are aggregated in the table below.

                                       16

                                                                                        NUMBER OF SECURITIES REMAINING
                                                                                             AVAILABLE FOR FUTURE
                              NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE EXERCISE     ISSUANCE UNDER EQUITY
                                ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING          COMPENSATION PLANS
                             OUTSTANDING OPTIONS, WARRANTS     OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
PLAN CATEGORY                         AND RIGHTS                       RIGHTS              REFLECTED IN COLUMN (A))

                                             (A)                          (B)                         (C)

Equity compensation
plans approved by
security holders                          1,962,400                  $      1.520                       749,850
Equity compensation
plans not approved by
security holders                            906,239                  $      1.257                             0
                                       ------------                                                ------------
TOTAL                                     2,868,639                                                     749,850

     We have authorized the issuance of equity securities under the compensation plans described below without the approval of Stockholders. No additional options, warrants or rights are available for issuance under any of these plans, except for additional shares which may become purchasable under warrants with anti-dilution protection as noted below. We have either already registered or registering for resale the common stock underlying all of these plans.

          o    Commonwealth Associates, L.P. warrants, dated July 5, 2002, July
               31, 2002 and September 6, 2002: We issued warrants to purchase shares of InkSure Delaware common stock in connection with
               Commonwealth's role as placement agent in a private placement of
               InkSure Delaware's securities. The warrants were to purchase an aggregate of 550,933 shares of InkSure Delaware common stock at an exercise price of $1.61 per share. In connection with the merger of InkSure Delaware with our wholly-owned subsidiary, these warrants to purchase shares of InkSure Delaware common stock were converted into warrants to purchase shares of our common stock. As of December 31, 2006, warrant holders had exercised 273,161 warrants.

          o    Elie Housman option, dated February 6, 2002: We issued an option to purchase up to 478,469 shares of InkSure Delaware common stock at an exercise price of $0.966 per share, with an expiration date of February 6, 2009. In connection with the merger of InkSure
               Delaware with our wholly-owned subsidiary, these options to purchase shares of InkSure Delaware common stock were converted into options to purchase shares of our common stock.

          o    March 15, 2005 warrant issued to Mr. Jerry Falkner: We issued a warrant to Mr. Falkner to purchase up to 50,000 shares of our common stock in connection with services he rendered to us. The warrant will expire in 10 years and has an exercise price of
               $1.40 per share.

          o    June 14, 2006 warrant issued to Mr. Peter McMullin: We issued a warrant to Mr. McMullin to purchase up to 90,000 shares of our common stock in connection with services he rendered to us. The warrant will expire in 5 years and has an exercise price of $1.60 per share.

          o    June 14, 2006 warrant issued to Jesup and Lamont securities corporation: We issued a warrant to Jesup and Lamont securities corporation to purchase up to 10,000 shares of our common stock in connection with services they rendered to us. The warrant will expire in 5 years and has an exercise price of $1.60 per share.

                                       17

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has furnished the following report:

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the
Audit Committee are set forth in a written Charter adopted by the Board of
Directors and attached as Appendix E to the Company's proxy report for the fiscal year ended December 31, 2002, that was filed with the Securities Exchange
Commission on March 30, 2003 and is attached hereto as Appendix C. The Audit
Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2006, the Audit
Committee took the following actions:

     Approval of appointment of new accountants.

          o    Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and Brightman
               Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu
               ("BAC");

          o    Discussed with BAC the matters required to be discussed by
               Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T,
               relating to the conduct of the audit; and

          o    Received written disclosures and the letter from BAC regarding its independence as required by Independence Standards Board
               Standard No. 1, as adopted by the Public Company Accounting
               Oversight Board in Rule 3200T. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the
Board of Directors that the audited financial statements be included in the
Company's Annual Report on Form 10-KSB for the fiscal year ended December 31,
2006 for filing with the Securities and Exchange Commission.

                        Members of the InkSure Technologies Inc. Audit Committee

                                               Mr. Philip M. Getter
                                               Mr. Samuel N. Seidman

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, we believe that during the fiscal year ended December 31,
2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed on a timely basis, except that a Form 4 was filed late by Messrs. Bigon, Acks, Lineberger, Housman,
Meerfeld, Attias, Getter and Sass (each as to one transaction) and a Form 3 was filed late by Mr. Brandt (as to one transaction).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during fiscal year 2006 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates or with any "related person" as the SEC has defined that term in Item 404 of Regulation S-B of the securities Act.

                                       18

                   PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

     The Board of Directors has voted (i) to set the size of the Board of
Directors at eight (8) and (ii) to nominate Elie Housman, Yaron Meerfeld, Philip
M. Getter, Albert Attias, David W. Sass, Pierre L. Schoenheimer, Randy F. Rock,
and Samuel N. Seidman for election at the Annual Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.
Your proxy cannot be voted for a greater number of directors than eight, the number of nominees named by our Board of Directors.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy, attached hereto as Appendix A, will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the
Board of Directors may recommend in that nominee's place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the votes cast at election in person or by proxy is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ELIE HOUSMAN, YARON MEERFELD,
PHILIP M. GETTER, ALBERT ATTIAS, DAVID W. SASS, PIERRE L. SCHOENHEIMER, RANDY F.
ROCK, AND SAMUEL N. SEIDMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF
DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED
OTHERWISE ON THE PROXY.

                                       19

  PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has determined that it is advisable to increase our authorized common stock from 35,000,000 shares to 50,000,000 shares, and has voted to recommend that the Stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase.

     We are currently authorized under our Certificate of Incorporation to issue
35,000,000 shares of common stock and 10,000,000 shares of preferred stock, each having $0.01 par value per share. As of April 27, 2007, we had 15,915,441 shares of common stock outstanding and no shares of preferred stock outstanding.
6,244,772 shares of our common stock are issuable upon exercise of outstanding warrants and convertible notes as of April 27, 2007, and an additional 3,500,000 shares of our common stock are currently reserved for issuance under our 2002
Employee, Director and Consultant Stock Option Plan.

     Our Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future.
Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with (a) the need to raise additional capital by issuing additional shares of common stock or granting warrants for the future purchase of common stock; (b)
the need to grant additional options to purchase common stock to attract qualified employees and consultants; and (c) the need to issue additional shares of common stock or securities convertible into common stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments. We regularly assess our need to issue our securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of
Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

     The additional shares of common stock to be authorized by the proposed amendment of our certificate of incorporation will have rights identical to the issued and outstanding shares of our common stock. Adoption of the proposed amendment and issuance of any additional shares of common stock will not affect the rights of the holders of issued and outstanding shares of common stock, except for effects incidental to increasing the number of shares of common stock outstanding. The proposed increase in the authorized number of shares of common stock could be deemed to have an anti-takeover effect by discouraging an attempt by a third party to acquire control of the Company. If our Board of Directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. The
Board of Directors is not currently aware of any efforts to obtain control of the Company, and the proposal to increase the authorized number of shares of common stock is not in response to any such efforts.

     Although we believe that the material provisions of the amendment to the certificate of incorporation are set forth above, reference should be made to the text of the amendment, a copy of which is attached as Appendix B to this proxy statement.

     The affirmative vote of the majority of the common stock outstanding and entitles to vote at the Annual Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS
WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON
THE PROXY.

                                       20

           PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Brightman Almagor & Co., CPA, a member firm of Deloitte Touche
Tohmatsu ("BAC"), to audit the financial statements of the Company for the fiscal year ending December 31, 2007. The Board of Directors proposes that the
Stockholders ratify this appointment.

     Effective April 14, 2005, the Company engaged BAC as its principal independent registered public accountant. The Company expects that representatives of BAC will be present at the Annual Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     The following table presents fees for professional audit services rendered by BAC for the audit of the Company's annual financial statements for the years ended December 31, 2006 and December 31, 2005 and fees billed for other services rendered by BAC during the same period. The following table also reflects fees for certain services related to tax compliance in Israel and reporting rendered by BAC during the fiscal years ended December 31, 2006 and December 31, 2005.

                                         FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                          DECEMBER 31, 2006    DECEMBER 31, 2005
                                         -----------------    -------------------

               Audit fees(1)                 $   35,000            $   45,000
               Audit related fees            $        0            $        0
               Tax fees(2)                   $        0            $        0
               All other fees(3)             $        0            $   14,000
                                             ==========            ==========

               Total                         $   35,000            $   59,000

------------------------

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.
(2) Tax fees consist principally of assistance with tax matters related to tax compliance and reporting in Israel.
(3) All other fees for the fiscal year ended December 31, 2005 consisted principally of a transfer price study.

     All of the services set forth above in the categories were approved by the
Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES OF INDEPENDENT AUDITORS

     Consistent with SEC policies regarding auditor independence, the Audit
Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the
Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit
Committee for approval.

     1.   AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

                                       21

     2.   AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

     3.   TAX services include services related to tax compliance, tax planning and tax advice.

     4.   OTHER FEES are those associated with services not captured in the other categories.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval.
In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     In the event that ratification of the appointment of BAC, as the independent public accountants for the Company, is not obtained at the Annual
Meeting, the Board of Directors will reconsider its appointment.

     The number of votes cast in favor of the action must exceed the number of votes cast in opposition of this action to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE
APPOINTMENT OF BRIGHTMAN ALMAGOR & CO., CPA, A MEMBER FIRM OF DELOITTE
TOUCHE TOHMATSU, AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE
BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED
OTHERWISE ON THE PROXY.

                           CODE OF CONDUCT AND ETHICS

     The company has adopted a code of conduct and ethics that applies to all of its employees, including its Chief Executive Officer and Chief Financial and
Accounting Officers. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of any such amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the OTC Electronic Bulletin Board.

                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the
Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the
Company's annual meeting of Stockholders to be held in 2008, Stockholder proposals must be received no later than January 31, 2008. If the Company does not receive notice of any matter to be considered for presentation at the Annual
Meeting, although not included in the proxy statement, by March 15, 2008, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Mickey Brandt, Chief Financial Officer,
InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL
33309.

FORT LAUDERDALE, FL
May 23, 2007

                                       22

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS
AMENDED, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES
ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE ON THE INTERNET THROUGH
THE SEC'S ELECTRONIC DATA SYSTEM CALLED EDGAR AT WWW.SEC.GOV OR THROUGH THE
INVESTOR SECTION OF OUR WEBSITE AT WWW.INKSURE.COM AND IS AVAILABLE (WITHOUT THE
EXHIBITS THERETO) IN PAPER FORM TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON
STOCK, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MICKEY BRANDT, CHIEF FINANCIAL
OFFICER, INKSURE TECHNOLOGIES INC., 1770 N.W. 64TH STREET, SUITE 350, FORT
LAUDERDALE, FL 33309.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference our Annual Report on Form 10-KSB, filed on March 27, 2007, and as amended by Amendment No. 1 to the Annual Report on Form 10-KSB/A filed on April
30, 2007 (File No. 00-24431) and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934.

     You may request, orally or in writing, a copy of these filings, which will be provided to you at no cost, by contacting our investor relations consultant,
R. Jerry Faulkner at R.J. Faulkner & Company, Inc. at (800) 377-9893.
Alternatively you may contact our Chief Executive Officer at c/o Chief Financial
Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort
Lauderdale, FL 33309.

                                       23

                                   APPENDIX A

                            INKSURE TECHNOLOGIES INC.
                        1770 N.W. 64th Street, Suite 350
                            Fort Lauderdale, FL 33309

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 2007

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 23,
2007 in connection with the Annual Meeting to be held at the offices of Mintz
Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue,
25th Floor, New York, New York 10017, at 10:00 a.m., Eastern Time, on Tuesday,
June 26, 2007, and hereby appoints Elie Housman and Mickey Brandt, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the
Common Stock of InkSure Technologies Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2007 Annual Meeting of
Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED
WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, 2 AND 3.

     1.   Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

          NOMINEES                                FOR                  WITHHELD

          Elie Housman                            [_]                    [_]
          Yaron Meerfeld                          [_]                    [_]
          Albert Attias                           [_]                    [_]
          Philip M. Getter                        [_]                    [_]
          David W. Sass                           [_]                    [_]
          Pierre L. Schoenheimer                  [_]                    [_]
          Randy F. Rock                           [_]                    [_]
          Samuel N. Seidman                       [_]                    [_]

     2.   The approval of the amendment to the Certificate of Incorporation of the Company to increase the number of the authorized shares of common stock by an additional 15,000,000 shares, to an aggregate of
          50,000,000 shares.

               FOR  [_]                  AGAINST  [_]              ABSTAIN  [_]

     3.   Ratification of the selection of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, to serve as our independent registered public accounting firm for the year ending December 31,
          2007.

               FOR  [_]                  AGAINST  [_]              ABSTAIN  [_]

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of
Directors, just sign below. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                                      A-1

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

______________________________________       Date:_____________________
Signature

______________________________________       Date:_____________________
Signature

KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF
YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO
VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.

                                      A-2

                                   APPENDIX B

                     PROPOSED AMENDMENT TO ARTICLE FOURTH OF
                       THE CERTIFICATE OF INCORPORATION OF
                            INKSURE TECHNOLOGIES INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            INKSURE TECHNOLOGIES INC.

It is hereby certified that:

FIRST:    The name of the corporation is InkSure Technologies Inc. (the
          "Corporation").

SECOND:   The Certificate of Incorporation of the Corporation filed on June 30,
          2003, as amended by a Certificate of Merger filed on July 7, 2003, is hereby further amended by striking out the first paragraph of Article
          Fourth thereof and by substituting in lieu of said Article the following:

          "FOURTH: The total number of shares of all classes of stock which the
          Corporation shall have authority to issue is 50,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and is
          10,000,000 shares of preferred stock, par value $0.01 per share (the
          "Preferred Stock")."

THIRD:    The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and
          Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this ____ day of ______________, 2007.

INKSURE TECHNOLOGIES INC.

By:_________________________________
Chief Executive Officer

                                      B-1

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by __________, President and Chief Executive Officer, and attested to by
__________, Secretary, this _____day of __________, 200_.

INKSURE TECHNOLOGIES INC.

                                            By: ________________________________

                                                    Chief Executive Officer

ATTEST:

______________________________

Secretary

                                      B-2

                                   APPENDIX C

                            INKSURE TECHNOLOGIES INC.
                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to its shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     o    Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation;

     o    Oversee that management has established and maintained processes to assure that an adequate system of internal audit control is functioning within the Corporation; and

     o    Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

     o    The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of his Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of at least the number of directors as required by any exchange upon which the Corporation's stock is listed as determined by the Board, each of whom shall be independent, in that each Audit
Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of any exchange upon which the
Corporation's stock is listed, as such requirements may be changed from time to time, as set forth in the listing requirements of such exchange.

     All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Audit Committee, shall have one member who is a Financial Expert, as defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act") and at least one member of the Audit
Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their respective successors have been elected and qualified, or until his earlier death or resignation or removal. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a
Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit
Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financials in accordance with Section
IV.3 below.

                                      C-1

IV.  RESPONSIBILITIES AND DUTIES

     The Audit Committee, in its capacity as a committee of the Board of
Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the
Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

     1.   Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

     2.   Review with management and the independent auditors the Corporation's annual financial statements and Form 10-KSB prior to the filing of the
          Form 10-KSB or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61".)

     3.   Review with management and the independent auditors the Form 10-QSB prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may
          represent the entire Audit Committee for purposes of this review.

     4.   Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditors

     5.   Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditors.

     6.   Approve in advance all auditing services and non-audit services, except where such services are determined to be de minimis under the
          Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

     7.   Oversee independence of the auditors by:

          o    receiving from, and reviewing and discussing with, the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1")

          o    reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed
               relationships or services between the auditors and the
               Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditors;

          o    recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence; and

          o    ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for five (5) or more consecutive fiscal years.

                                      C-2

Financial Reporting Process

     8.   In consultation with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The audit committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the
          Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

     9.   Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

     10.  Establish regular systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

     11.  Regularly review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

     12.  Ensure and oversee timely reports from the independent auditors to the
          Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the reatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

     13.  Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     14.  Report through its Chair to the Board following meetings of the Audit
          Committee.

     15.  Maintain minutes or other records of meetings and activities of the
          Audit Committee.

     16.  Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

     17.  When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties.
          The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the
          Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     18.  The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     19.  Perform any other activities consistent with this Charter, the
          Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     The Audit Committee's responsibility is oversight. Management of the
Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditors to the
Corporation.

                                      C-3